                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998

TO THE SHAREHOLDERS OF DEAN WITTER WORLD WIDE INVESTMENT TRUST:

    Notice is hereby given of a Special Meeting of the Shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide") to be held in Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on May 21, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), between Dean Witter World Wide and Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend"), pursuant to which substantially all of the assets of Dean Witter World Wide would be combined with those of Dean Witter Global Dividend and shareholders of Dean Witter World Wide would become shareholders of Dean Witter Global Dividend receiving shares of Dean Witter Global Dividend with a value equal to the value of their holdings in Dean Witter World Wide (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on February 27, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Dean Witter World Wide recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          Barry Fink,
                                          SECRETARY

March 12, 1998
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                    DEAN WITTER WORLD WIDE INVESTMENT TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

    This Proxy Statement and Prospectus is being furnished to shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide") in connection with an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Dean Witter World Wide will be combined with those of Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend") in exchange for shares of Dean Witter Global Dividend. As a result of this transaction, shareholders of Dean Witter World Wide will become shareholders of Dean Witter Global Dividend and will receive shares of Dean Witter Global Dividend with a value equal to the value of their holdings in Dean Witter World Wide. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Dean Witter World Wide and Dean Witter Global Dividend, attached hereto as Exhibit A. The address of Dean Witter World Wide is that of Dean Witter Global Dividend set forth above. This Proxy Statement also constitutes a Prospectus of Dean Witter Global Dividend, which is dated March 12, 1998, filed by Dean Witter Global Dividend with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    Dean Witter Global Dividend is an open-end diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries throughout the world.

    This Proxy Statement and Prospectus sets forth concisely information about Dean Witter Global Dividend that shareholders of Dean Witter World Wide should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dean Witter Global Dividend dated July 28, 1997, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dean Witter Global Dividend's Annual Report for the fiscal year ended March 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 1997. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated March 12, 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Dean Witter World Wide's Prospectus, dated July 28, 1997, and Annual Report for its fiscal year ended March 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 1997. Such documents are available without charge by calling (212) 392-2550 or
(800) 526-3143 (TOLL FREE).

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED MARCH 12, 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                                                                                      PAGE
                                                                                                                      -----

INTRODUCTION.....................................................................................................           1
  General........................................................................................................           1
  Record Date; Share Information.................................................................................           2
  Proxies........................................................................................................           2
  Expenses of Solicitation.......................................................................................           3
  Vote Required..................................................................................................           3
SYNOPSIS.........................................................................................................           3
  The Reorganization.............................................................................................           3
  Fee Table......................................................................................................           4
  Tax Consequences of the Reorganization.........................................................................           8
  Comparison of Dean Witter World Wide and Dean Witter Global Dividend...........................................           8
PRINCIPAL RISK FACTORS...........................................................................................          11
THE REORGANIZATION...............................................................................................          12
  The Proposal...................................................................................................          12
  The Board's Consideration......................................................................................          12
  The Reorganization Agreement...................................................................................          14
  Tax Aspects of the Reorganization..............................................................................          15
  Description of Shares..........................................................................................          17
  Capitalization Table (unaudited)...............................................................................          17
  Appraisal Rights...............................................................................................          17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...................................................          18
  Investment Objectives and Policies.............................................................................          18
  Investment Restrictions........................................................................................          19
ADDITIONAL INFORMATION ABOUT DEAN WITTER WORLD WIDE
  AND DEAN WITTER GLOBAL DIVIDEND................................................................................          20
  General........................................................................................................          20
  Financial Information..........................................................................................          20
  Management.....................................................................................................          20
  Description of Securities and Shareholder Inquiries............................................................          20
  Dividends, Distributions and Taxes.............................................................................          20
  Purchases, Repurchases and Redemptions.........................................................................          20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................................................................          21
FINANCIAL STATEMENTS AND EXPERTS.................................................................................          21
LEGAL MATTERS....................................................................................................          21
AVAILABLE INFORMATION............................................................................................          21
OTHER BUSINESS...................................................................................................          22
Exhibit A - Agreement and Plan of Reorganization, dated January 29, 1998, by and between
  Dean Witter World Wide and Dean Witter Global Dividend.........................................................         A-1

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998

                                  INTRODUCTION

GENERAL

    This Proxy Statement and Prospectus is being furnished to the shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Dean Witter World Wide (the "Board") of proxies to be used at the Special Meeting of Shareholders of Dean Witter World Wide to be held in Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on May 21, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about March 12, 1998.

    At the Meeting, Dean Witter World Wide shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), between Dean Witter World Wide and Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend") pursuant to which substantially all of the assets of Dean Witter World Wide will be combined with those of Dean Witter Global Dividend in exchange for shares of Dean Witter Global Dividend. As a result of this transaction, Shareholders will become shareholders of Dean Witter Global Dividend and will receive shares of Dean Witter Global Dividend equal to the value of their holdings in Dean Witter World Wide on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter World Wide will receive Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend, respectively. The shares to be issued by Dean Witter Global Dividend pursuant to the Reorganization (the "Dean Witter Global Dividend Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dean Witter Global Dividend is set forth herein and in Dean Witter Global Dividend's current Prospectus, dated July 28, 1997 ("Dean Witter Global Dividend's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

    The information concerning Dean Witter World Wide contained herein has been supplied by Dean Witter World Wide and the information concerning Dean Witter Global Dividend contained herein has been supplied by Dean Witter Global Dividend.

RECORD DATE; SHARE INFORMATION

    The Board has fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 18,950,842.348 shares of Dean Witter World Wide issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

    Mellon Bank N.A., Mutual Funds, P.O. Box 320, Pittsburgh, PA 15230-3198, as trustee of the Dean Witter START Plan and the SPS Transaction Services, Inc. START Plan, employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under
Section 401(k) of the Internal Revenue Code, was known to own 5% or more of the outstanding shares of Dean Witter World Wide as of the Record Date (1,571,788.084 shares). As of the Record Date, the trustees and officers of Dean Witter World Wide, as a group, owned less than 1% of the outstanding shares of Dean Witter World Wide.

    To the knowledge of Dean Witter Global Dividend's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Dean Witter Global Dividend. As of the Record Date, the trustees and officers of Dean Witter Global Dividend, as a group, owned less than 1% of the outstanding shares of Dean Witter Global Dividend.

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Dean Witter World Wide at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Dean Witter World Wide present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

    All expenses of the Reorganization, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), which expenses are expected to approximate $230,000. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Dean Witter World Wide, and officers and regular employees of InterCapital and Dean Witter Trust FSB ("DWT"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

    DWT, an affiliate of InterCapital, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Dean Witter World Wide has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by DWT, additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, all of which would be borne by InterCapital.

VOTE REQUIRED

    Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (I.E., more than 50%) of the shares of Dean Witter World Wide represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Dean Witter World Wide will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, DEAN WITTER GLOBAL DIVIDEND'S PROSPECTUS, WHICH IS ATTACHED TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all the assets of Dean Witter World Wide, subject to stated liabilities, to Dean Witter Global Dividend in exchange for the Dean Witter Global Dividend Shares. The aggregate net asset value of the Dean Witter Global Dividend Shares issued in the exchange will equal the aggregate value of the net assets of Dean Witter World Wide received by Dean Witter

Global Dividend. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Dean Witter World Wide will distribute the Dean Witter Global Dividend Shares received by Dean Witter World Wide to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Dean Witter World Wide and Dean Witter World Wide will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dean Witter Global Dividend Shares equal in value to such Shareholder's pro rata interest in the net assets of Dean Witter World Wide transferred to Dean Witter Global Dividend. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter World Wide will become holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend, respectively. Shareholders holding their shares of Dean Witter World Wide in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Global Dividend; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Global Dividend Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF DEAN WITTER WORLD WIDE ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF DEAN WITTER WORLD WIDE AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    Dean Witter World Wide and Dean Witter Global Dividend each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of Dean Witter World Wide and Dean Witter Global Dividend began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of Dean Witter World Wide incurred during the fund's fiscal year ended March 31, 1997 adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. With respect to Dean Witter Global Dividend, the table sets forth expenses and fees based on the fund's March 31, 1997 fiscal year end, adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (Dean Witter Global Dividend) reflecting what the fee schedule would have been on March 31, 1997, if the Reorganization had been consummated twelve (12) months prior to that date.

SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                DEAN WITTER    DEAN WITTER     PRO FORMA
(AS A PERCENTAGE OF OFFERING PRICE)                                      WORLD WIDE   GLOBAL DIVIDEND   COMBINED
                                                                         -----------  ---------------  -----------
Class A................................................................       5.25%(1)        5.25%(1)      5.25%(1)
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none


MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A PERCENTAGE
OF THE LESSER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS)
Class A................................................................        none(2)         none(2)       none(2)
Class B................................................................       5.00%(3)        5.00%(3)      5.00%(3)
Class C................................................................       1.00%(4)        1.00%(4)      1.00%(4)
Class D................................................................        none           none           none

REDEMPTION FEES
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

EXCHANGE FEE
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS

                                                                         DEAN WITTER    DEAN WITTER     PRO FORMA
MANAGEMENT AND ADVISORY FEES                                             WORLD WIDE   GLOBAL DIVIDEND   COMBINED
                                                                         -----------  ---------------  -----------
Class A................................................................       1.00%          0.72%          0.71%(5)
Class B................................................................       1.00%          0.72%          0.71%(5)
Class C................................................................       1.00%          0.72%          0.71%(5)
Class D................................................................       1.00%          0.72%          0.71%(5)

12B-1 FEES(6)(7)
Class A................................................................       0.25%          0.25%          0.25%
Class B................................................................       1.00%(8)        0.84%(8)      0.87%(8)
Class C................................................................       1.00%          1.00%          1.00%
Class D................................................................        none           none           none

OTHER EXPENSES
Class A................................................................       0.36%          0.19%          0.20%
Class B................................................................       0.36%          0.19%          0.20%
Class C................................................................       0.36%          0.19%          0.20%
Class D................................................................       0.36%          0.19%          0.20%

TOTAL FUND OPERATING EXPENSES
Class A................................................................       1.61%          1.16%          1.16%
Class B................................................................       2.36%          1.75%          1.78%
Class C................................................................       2.36%          1.91%          1.91%
Class D................................................................       1.36%          0.91%          0.91%

(footnotes appear on following page)

------------------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of Dean Witter Global Dividend obtained by reaching a breakpoint in the advisory fee upon the combination of the two funds based upon Dean Witter World Wide's average net assets for the year ended March 31, 1997 and Dean Witter Global Dividend's average net assets for the year ended March 31, 1997, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(8) Although the formula for calculating the 12b-1 fees for the Class B shares is the same for both Funds, the application of the formula (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual fees on the existing assets of the Class B shares of Dean Witter Global Dividend. Upon the consummation of the Reorganization, the assets of Dean Witter World Wide are treated under the formula as new sales and a 1.0% rate is applied thereto. When combined with the existing assets of Dean Witter Global Dividend, the effect initially is a slight increase in the annual 12b-1 fees on the Class B shares of the combined fund.

HYPOTHETICAL EXPENSES

    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Dean Witter World Wide or Dean Witter Global Dividend or the new combined fund (Dean Witter Global Dividend), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Dean Witter World Wide
  Class A..........................................................................   $      68    $     101    $     136
  Class B..........................................................................   $      74    $     104    $     146
  Class C..........................................................................   $      34    $      74    $     126
  Class D..........................................................................   $      14    $      43    $      74
Dean Witter Global Dividend
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      68    $      85    $     115
  Class C..........................................................................   $      29    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      50
Pro Forma Combined
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      68    $      86    $     116
  Class C..........................................................................   $      29    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      51

                                                                                      10 YEARS
                                                                                     -----------
Dean Witter World Wide
  Class A..........................................................................   $     234
  Class B..........................................................................   $     270
  Class C..........................................................................   $     270
  Class D..........................................................................   $     163
Dean Witter Global Dividend
  Class A..........................................................................   $     186
  Class B..........................................................................   $     206
  Class C..........................................................................   $     223
  Class D..........................................................................   $     112
Pro Forma Combined
  Class A..........................................................................   $     186
  Class B..........................................................................   $     209
  Class C..........................................................................   $     223
  Class D..........................................................................   $     113

If such investment was not redeemed, the investor would incur the following expenses:

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Dean Witter World Wide
  Class A..........................................................................   $      68    $     101    $     136
  Class B..........................................................................   $      24    $      74    $     126
  Class C..........................................................................   $      24    $      74    $     126
  Class D..........................................................................   $      14    $      43    $      74
Dean Witter Global Dividend
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      18    $      55    $      95
  Class C..........................................................................   $      19    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      50
Pro Forma Combined
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      18    $      56    $      96
  Class C..........................................................................   $      19    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      51

                                                                                      10 YEARS
                                                                                     -----------
Dean Witter World Wide
  Class A..........................................................................   $     234
  Class B..........................................................................   $     270
  Class C..........................................................................   $     270
  Class D..........................................................................   $     163
Dean Witter Global Dividend
  Class A..........................................................................   $     186
  Class B..........................................................................   $     206
  Class C..........................................................................   $     223
  Class D..........................................................................   $     112
Pro Forma Combined
  Class A..........................................................................   $     186
  Class B..........................................................................   $     209
  Class C..........................................................................   $     223
  Class D..........................................................................   $     113

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF DEAN WITTER WORLD WIDE AND DEAN WITTER GLOBAL DIVIDEND MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Dean Witter World Wide will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Dean Witter World Wide or the shareholders of Dean Witter World Wide for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF DEAN WITTER WORLD WIDE AND DEAN WITTER GLOBAL DIVIDEND

    INVESTMENT OBJECTIVES AND POLICIES. Dean Witter World Wide and Dean Witter Global Dividend each are funds which seek investment opportunities throughout the world. The investment objective of Dean Witter World Wide is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent income. The investment objective of Dean Witter Global Dividend is to provide reasonable current income and long-term growth of income and capital. Both funds seek to achieve their objective by investing in a diversified portfolio of securities of companies located throughout the world. Dean Witter World Wide may invest in all types of common stocks, preferred stocks, convertible securities and other fixed income securities of domestic and foreign companies, international organizations and governments. Dean Witter World Wide may vary the allocation between common stocks and fixed income securities and there is no limitation on the percentage or amount of the fund's assets which may be invested for growth or income. Dean Witter Global Dividend has a stated policy of investing, under normal market conditions, at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries throughout the world; the fund's investment portfolio is invested in at least three separate countries. Up to 35% of Dean Witter Global Dividend's assets may be invested in convertible debt securities, convertible preferred securities and fixed income securities issued by U.S. and foreign companies and governments. The processes by which each fund selects common stocks differ and are fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    The investment policies of both funds are similar; the principal differences
between  them  are  more  fully   described  under  "Comparison  of   Investment
Objectives, Policies and Restrictions" below.

    The investment policies of both Dean Witter World Wide and Dean Witter Global Dividend are not fundamental and may be changed by their respective Boards of Trustees.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Dean Witter World Wide obtains management services from InterCapital, and sub-advisory investment services from Morgan Grenfell Investment Services Limited. ("Morgan Grenfell") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). As compensation for such services, Dean Witter World Wide pays InterCapital monthly compensation calculated daily by applying the annual rate of 1.0% to the first $500 million of the fund's average net assets and 0.95% to the fund's average net assets exceeding $500 million. As compensation for the services provided pursuant to the Sub-Advisory Agreement between InterCapital and Morgan Grenfell, InterCapital pays Morgan Grenfell monthly compensation equal to 40% of the monthly compensation which InterCapital receives from the fund. Dean Witter Global Dividend also obtains investment management services from InterCapital. As compensation for such services, Dean Witter Global Dividend pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average daily net assets not exceeding $1 billion; 0.725% to the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.70% to the portion of such daily net assets exceeding $1.5 billion, but not exceeding $2.5 billion; 0.675% to the portion of such daily net assets exceeding

$2.5 billion, but not exceeding $3.5 billion; and 0.65% to the portion of such daily net assets exceeding $3.5 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

    Both Dean Witter World Wide and Dean Witter Global Dividend have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of each respective fund's Class B shares or (b) the average daily net assets of Class B of each respective fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dean Witter Global Dividend's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Global Dividend's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Dean Witter World Wide and Dean Witter Global Dividend are set forth below under "Purchases, Exchanges and Redemptions."

    OTHER SIGNIFICANT FEES. Both Dean Witter World Wide and Dean Witter Global Dividend pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

    Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                                          CLASS B SHARES OF DEAN WITTER WORLD WIDE
                                                                             AND
           YEAR SINCE PURCHASE PAYMENT MADE                      DEAN WITTER GLOBAL DIVIDEND
-------------------------------------------------------  -------------------------------------------
First..................................................                        5.0%
Second.................................................                        4.0%
Third..................................................                        3.0%
Fourth.................................................                        2.0%
Fifth..................................................                        2.0%
Sixth..................................................                        1.0%
Seventh and thereafter.................................                        none

    Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

    Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

    The CDSC charge is paid to the Distributor. Shares of Dean Witter Global Dividend and Dean Witter World Wide are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Dean Witter Global Dividend's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Global Dividend's Prospectus.

    Shares of each class of Dean Witter World Wide and Dean Witter Global Dividend may be exchanged for shares of the same class of any other Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Dean Witter World Wide and Dean Witter Global Dividend may be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and the five Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Dean Witter World Wide and Dean Witter Global Dividend may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, and Class B shares of Dean Witter World Wide and Dean Witter Global Dividend may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., all without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dean Witter Global Dividend).

    With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Dean Witter Global Dividend or Dean Witter World Wide shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Dean Witter World Wide and Dean Witter Global Dividend provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dean Witter Global Dividend, see the section entitled "Shareholder Services" in Dean Witter Global Dividend's Prospectus.

    Shareholders of Dean Witter World Wide and Dean Witter Global Dividend may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Dean Witter World Wide and Dean Witter Global Dividend offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Dean Witter World Wide and Dean Witter Global Dividend may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    DIVIDENDS. Each fund declares dividends separately for each of its classes. Dean Witter World Wide pays dividends at least once per year from the net investment income of the fund and Dean Witter Global Dividend pays quarterly dividends from the net investment income of the fund. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

    The net asset value of Dean Witter Global Dividend and Dean Witter World Wide will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. Dean Witter Global Dividend may invest up to 35% of its total assets in investment grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), or, if not rated, are determined to be of comparable quality by the Investment Manager. With respect to this 35% portion of its total assets, Dean Witter Global Dividend may invest in convertible securities that are rated below investment grade (I.E. Ba or lower by Moody's or BB or lower by S&P) although the fund will not invest in convertible securities rated lower than B by either Moody's or S&P or, if not rated are determined to be of comparable quality by the Investment Manager. Fixed-income securities rated Baa by Moody's or BBB by S&P, while considered investment grade, have speculative characteristics greater than those of more highly rated bonds and fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings. Dean Witter World Wide does not have any limitations with respect to the ratings of its fixed-income securities and, as such, all or a portion of the fund's total assets (depending upon the allocation of the portfolio between equity and fixed-income securities) may be invested in lower rated securities.

    Both funds may invest all or a portion of their assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S.

    Both funds may enter into foreign currency exchange contracts as a hedge against fluctuations in future foreign exchange rates, may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, and may enter into options and futures transactions for hedging purposes, all of which involve certain special risks.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objectives and Policies -- Risk Considerations and Investment Practices" in the Prospectus of Dean Witter World Wide and in Dean Witter Global Dividend's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Trustees of Dean Witter World Wide, including the Independent Trustees, having reviewed the financial position of Dean Witter World Wide and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Dean Witter World Wide and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Dean Witter World Wide.

THE BOARD'S CONSIDERATION

    At a meeting held on January 29, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Dean Witter World Wide and Dean Witter Global Dividend. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of Dean Witter World Wide and Dean Witter Global Dividend; the compatibility of the investment objectives, policies, restrictions and portfolios of Dean Witter World Wide and Dean Witter Global Dividend; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Dean Witter World Wide and Dean Witter Global Dividend in connection with the Reorganization.

    In recommending the Reorganization to Shareholders, the Board of Dean Witter World Wide considered that the Reorganization would have the following benefits to Shareholders:

    1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the actual expenses per share of each corresponding class of Dean Witter World Wide. In part, this is because the current rate of the investment management fee payable by the surviving Dean Witter Global Dividend fund (0.71% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Dean Witter World Wide (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Dean Witter World Wide was higher (for its fiscal year ended March 31, 1997) than the expense ratio for each class of Dean Witter Global Dividend (for the fiscal year ended March 31, 1997).

    2. Shareholders would have a continued participation in a portfolio of primarily equity securities of issuers worldwide through investment in
Dean Witter Global Dividend, which has similar investment objectives, investment policies and restrictions to those of Dean Witter World Wide.

    3. Shareholders of Class B shares of Dean Witter World Wide would have lower annual asset-based distribution costs, currently 1.0% of net assets compared to 0.87% on a combined basis. The Board recognized that this benefit could change depending on how well the investments of the combined Fund performs.

    4. Neither Dean Witter World Wide nor Dean Witter Global Dividend will bear any expenses of consummating the Reorganization. InterCapital has agreed to bear all such expenses, including the costs of printing and distributing this proxy statement, other costs of holding a meeting of shareholders, and fees and expenses of outside counsel and independent auditors.

    The Board of Dean Witter World Wide recognized that the Fund would incur some transaction costs and realize capital losses on the sale of certain portfolio securities in order to make the portfolio acceptable to Dean Witter Global Dividend. However, InterCapital, the investment manager of both Funds, informed the Boards that the unrealized capital losses on the securities in question may have to be realized, in any event, with or without the Reorganization, and that proceeds of the sale of such securities could be put to use in investments that the Investment Manager considers to be more attractive. With respect to transaction costs for the portfolio changes of Dean Witter World Wide, the Board of Dean Witter World Wide believes such costs would be more than offset by the economic benefits that would accrue to Shareholders, as noted above.

    5. The Board also considered that the assets of Dean Witter Global Dividend grew from approximately $1.85 billion at its fiscal year end on March 31,
1995 to $3.5 billion on December 31, 1997. By comparison, the assets of Dean Witter World Wide declined during that same period from approximately $512 million to $327 million.

    6. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Dean
Witter World Wide or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

    7. The Board also took into consideration that absent the Reorganization, Dean Witter Global Dividend will continue to compete for investor funds directly with Dean Witter World Wide. The Reorganization should allow for more concentrated selling efforts to the benefit of both Dean Witter World Wide and Dean Witter Global Dividend shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

    The Board of Trustees of Dean Witter Global Dividend, including a majority of the Independent Trustees of Dean Witter Global Dividend, also have determined that the Reorganization is in the best interests of Dean Witter Global Dividend and its shareholders and that the interests of existing shareholders of Dean Witter Global Dividend will not be diluted as a result thereof. The transaction will enable Dean Witter Global Dividend to acquire investment securities which are consistent with Dean Witter Global Dividend's investment objective, without the brokerage costs attendant to the purchase of such securities in the market and without any cost to effect the Reorganization itself. Also, the addition of assets to Dean Witter Global Dividend's portfolio may result in some of the economies of scale described above, including a further reduction in the investment management fee resulting from the addition of more assets at the lowest breakpoint rate in the fee schedule. Furthermore, like the shareholders of Dean Witter World Wide, the shareholders of Dean Witter Global Dividend may also realize an intangible benefit in having the Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that, although the formula for calculating 12b-1 fees is the same for both Funds, the application of the formula results in lower annual fees for Dean Witter Global Dividend than for Dean Witter World Wide and that combining the two Funds would, at least initially, result in somewhat higher 12b-1 fees for the combined Fund, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Dean Witter World Wide will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Dean Witter World Wide as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dean Witter Global Dividend on the Closing Date in exchange for the assumption by Dean Witter Global Dividend of stated liabilities of Dean Witter World Wide, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Dean Witter World Wide prepared by the Treasurer of Dean Witter World Wide as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Dean Witter Global Dividend Shares; (ii) such Dean Witter Global Dividend Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Dean Witter World Wide would be dissolved; and (iv) the outstanding shares of Dean Witter World Wide would be canceled.

    The number of Dean Witter Global Dividend Shares to be delivered to Dean Witter World Wide will be determined by dividing the aggregate net asset value of each class of shares of Dean Witter World Wide acquired by Dean Witter Global Dividend by the net asset value per share of the corresponding class of shares of Dean Witter Global Dividend; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Dean Witter World Wide and Dean Witter Global Dividend may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Dean Witter World Wide had an aggregate net asset value (not including any Cash Reserve of Dean Witter World Wide) of $100,000. If the net asset value per Class B share of Dean Witter Global Dividend were $10 per share at the close of business on the Valuation Date, the number of Class B shares to be issued would be 10,000 ($100,000 DIVIDED BY $10). These 10,000 Class B shares of Dean Witter Global Dividend would be distributed to the former Class B shareholders of Dean Witter World Wide. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Dean Witter World Wide will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dean Witter Global Dividend Shares it receives. Each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, the Dean Witter Global Dividend Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter World Wide, respectively. Dean Witter Global Dividend will cause its transfer agent to credit and confirm an appropriate number of Dean Witter Global Dividend Shares to each Shareholder. Certificates for Dean Witter Global Dividend Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dean Witter Global Dividend. Shareholders who wish to receive certificates representing their Dean Witter Global Dividend Shares must, after receipt of their confirmations, make a written request to Dean Witter Global Dividend's transfer agent, Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New

Jersey 07311. Shareholders of Dean Witter World Wide holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Global Dividend; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Global Dividend Shares received until the old certificates have been surrendered.

    The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Dean Witter World Wide or Dean Witter Global Dividend. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Dean Witter Global Dividend to be distributed. All expenses of the Reorganization, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by InterCapital, which expenses are not expected to exceed $230,000.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Dean Witter World Wide and Dean Witter Global Dividend. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by August 31, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Dean Witter World Wide shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Dean Witter World Wide that received Dean Witter Global Dividend Shares. Dean Witter World Wide shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dean Witter Global Dividend to Shareholders of record of Dean Witter World Wide.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Dean Witter World Wide (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dean Witter Global Dividend Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Dean Witter World Wide recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

    Shareholders will continue to be able to redeem their shares of Dean Witter World Wide at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Dean Witter World Wide thereafter will be treated as requests for redemption of shares of Dean Witter Global Dividend.

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Dean Witter World Wide will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Dean Witter World Wide's investment company taxable income for all periods since the inception of Dean Witter World Wide through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Dean Witter World Wide's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Dean Witter World Wide and Dean Witter Global Dividend have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Dean Witter Global Dividend Shares received in the transaction that would reduce Shareholders' ownership of Dean Witter Global Dividend Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Dean Witter World Wide shares as of the same date. Dean Witter World Wide and Dean Witter Global Dividend have each further represented that, as of the Closing Date, Dean Witter World Wide and Dean Witter Global Dividend will qualify as regulated investment companies.

    As a condition to the Reorganization, Dean Witter World Wide and Dean Witter Global Dividend will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the
Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Dean Witter World Wide and Dean Witter Global Dividend:

    1. The transfer of substantially all of Dean Witter World Wide's assets in exchange for the Dean Witter Global Dividend Shares and the assumption by
Dean Witter Global Dividend of certain stated liabilities of Dean Witter World Wide followed by the distribution by Dean Witter World Wide of the Dean Witter Global Dividend Shares to Shareholders in exchange for their Dean Witter World Wide shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter World Wide and Dean Witter Global Dividend will each be a "party to a reorganization" within the meaning of
Section 368 (b) of the Code;

    2. No gain or loss will be recognized by Dean Witter Global Dividend upon the receipt of the assets of Dean Witter World Wide solely in exchange for the Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities of Dean Witter World Wide;

    3. No gain or loss will be recognized by Dean Witter World Wide upon the transfer of the assets of Dean Witter World Wide to Dean Witter Global
Dividend in exchange for the Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities or upon the distribution of Dean Witter Global Dividend Shares to Shareholders in exchange for their Dean Witter World Wide shares;

    4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Dean Witter World Wide for the Dean Witter Global Dividend
Shares;

    5. The aggregate tax basis for the Dean Witter Global Dividend Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Dean Witter World Wide held by each such Shareholder immediately prior to the Reorganization;

    6. The holding period of the Dean Witter Global Dividend Shares to be received by each Shareholder will include the period during which the shares in Dean Witter World Wide surrendered in exchange therefor were held (provided such shares in Dean Witter World Wide were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Dean Witter World Wide acquired by Dean Witter Global Dividend will be the same as the tax basis of such assets to Dean Witter World Wide immediately prior to the Reorganization; and

    8. The holding period of the assets of Dean Witter World Wide in the hands of Dean Witter Global Dividend will include the period during which those assets were held by Dean Witter World Wide.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    Dean Witter Global Dividend shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dean Witter Global Dividend and transferable without restrictions and will have no preemptive rights. Class B shares of Dean Witter Global Dividend, like Class B shares of Dean Witter World Wide, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of Dean Witter Global Dividend and Dean Witter World Wide as of December 31, 1997 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                 NET ASSET
                                                                      SHARES       VALUE
                     CLASS A                          NET ASSETS    OUTSTANDING  PER SHARE
--------------------------------------------------  --------------  -----------  ---------
Dean Witter World Wide............................  $      388,953       24,081   $16.15
Dean Witter Global Dividend.......................  $    8,377,715      642,793   $13.03
Combined Fund (pro forma).........................  $    8,766,668      672,644   $13.03


                     CLASS B
--------------------------------------------------
Dean Witter World Wide............................  $  299,820,595   18,629,400   $16.09
Dean Witter Global Dividend.......................  $3,554,812,091  272,562,930   $13.04
Combined Fund (pro forma).........................  $3,854,632,686  295,555,307   $13.04

                     CLASS C
--------------------------------------------------
Dean Witter World Wide............................  $       55,904        3,472   $16.10
Dean Witter Global Dividend.......................  $    6,946,214      533,294   $13.03
Combined Fund (pro forma).........................  $    7,002,118      537,584   $13.03

                     CLASS D
--------------------------------------------------
Dean Witter World Wide............................  $   27,160,112    1,679,087   $16.18
Dean Witter Global Dividend.......................  $   14,344,323    1,100,112   $13.04
Combined Fund (pro forma).........................  $   41,504,435    3,182,943   $13.04

APPRAISAL RIGHTS

    Shareholders   will  have  no  appraisal   rights  in  connection  with  the
Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    Dean Witter World Wide and Dean Witter Global Dividend each are funds which invest in securities of companies located throughout the world. The investment objective of Dean Witter World Wide is to obtain total return on its assets primarily through long-term capital growth and to a lesser extent income. The investment objective of Dean Witter Global Dividend is to provide reasonable current income and long-term growth of income and capital. Dean Witter World Wide seeks to achieve its objective by investing in a combination of common stocks, preferred stocks, convertible debt securities, bonds and other debt obligations of domestic and foreign companies and governments and international organizations worldwide. Dean Witter Global Dividend seeks to achieve its objective by investing at least 65% of its assets in dividend-paying equity securities issued by issuers located in various countries throughout the world.

    Dean Witter Global Dividend may invest up to 35% of its total assets in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade (Baa or higher by Moody's or BBB or higher by S&P) corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the fund may invest and, thus, all or some of such securities may be below investment grade. The fund will not, however, invest in any convertible security rated below B by either Moody's or S&P or, if unrated, is determined to be of comparable quality by the Investment Manager.

    Dean Witter World Wide may invest 100% of its assets in any combination of equity and fixed-income securities. There is no limitation on the percentage or amount of the fund's assets which may be invested for growth or income. Additionally, Dean Witter World Wide does not have any limitations with respect to the ratings of its fixed-income and convertible securities.

    Both funds may invest all of their assets in foreign securities, including securities of foreign issuers in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") although the portfolio of Dean Witter Global Dividend will be invested in at least three separate countries. Both funds may enter into forward foreign currency exchange contracts in connection with their foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

    Both Dean Witter World Wide and Dean Witter Global Dividend may purchase and sell (write) options on portfolio securities denominated in either U.S. dollars or foreign currencies and on the U.S. dollar or foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"), and may write covered call options on such securities without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated, to earn additional income and or to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% of their respective total assets. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

    Both Dean Witter Global Dividend and Dean Witter World Wide may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) invest up to 10% of their respective total assets in shares of other investment companies or real estate investment trusts and (v) invest in zero coupon securities. Both funds may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements. Dean Witter World Wide may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable, whereas, Dean Witter Global Dividend has a 5% limit respecting investments in such securities; both funds do not include Rule 144A securities under these restrictions.

    Both Dean Witter Global Dividend and Dean Witter World Wide may invest part or all of their respective assets in money market instruments to maintain temporarily a "defensive" posture when, in the opinion of the funds' respective investment advisers, it is advisable to do so because of market conditions.

    The investment policies of both Dean Witter World Wide and Dean Witter Global Dividend are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Dean Witter World Wide and Dean Witter Global Dividend as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The differences are as follows: (a) Dean Witter World Wide has a fundamental restriction that it may not, as to 100% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, whereas Dean Witter Global Dividend is subject to a similar fundamental limitation with respect to 75% of its total assets; (b) both funds are prohibited from lending money or securities except by the purchase of portfolio securities in which the funds may invest consistent with their investment objectives and policies except that Dean Witter World Wide may lend securities in an amount not exceeding 10% of its total assets and Dean Witter Global Dividend may lend securities in an amount not exceeding 25% of its total assets, each amount at the time of the loan; (c) Dean Witter Global Dividend has a fundamental restriction that it may not, except for obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, invest more than 5% of the value of its total assets in securities of issuers having a record together with predecessors of less than three years of continuous operation whereas Dean Witter World Wide has no such limitation; and (d) Dean Witter World Wide may not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange; Dean Witter Global Dividend has no such limitation.

    In addition, Dean Witter World Wide has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; Dean Witter Global Dividend has no such limitation.

              ADDITIONAL INFORMATION ABOUT DEAN WITTER WORLD WIDE
                        AND DEAN WITTER GLOBAL DIVIDEND

GENERAL

    For a discussion of the organization and operation of Dean Witter Global Dividend and Dean Witter World Wide, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

    For certain financial information about Dean Witter Global Dividend and Dean Witter World Wide, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

    For information about the respective Board of Trustees, investment manager, sub-adviser (in the case of Dean Witter World Wide) and the Distributor of Dean Witter Global Dividend and Dean Witter World Wide, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Dean Witter World Wide and Dean Witter Global Dividend, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of Dean Witter Global Dividend's and Dean Witter World Wide's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how Dean Witter Global Dividend's and Dean Witter World Wide's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares", "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of Dean Witter Global Dividend's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 1997 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Dean Witter World Wide, see its Annual Report for its fiscal year ended March 31, 1997.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of Dean Witter Global Dividend, for the year ended March 31, 1997, and Dean Witter World Wide, for the year ended March 31, 1997 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of Dean Witter Global Dividend will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

    Additional information about Dean Witter World Wide and Dean Witter Global Dividend is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dean Witter Global Dividend's Prospectus dated July 28, 1997, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to Dean Witter Global Dividend's Registration Statement on Form N-1A (File Nos. 33-59004; 811-7458);
(ii) Dean Witter Global Dividend's Annual Report for its fiscal year ended March 31, 1997 and its unaudited Semi-Annual Report for the six months ended September 30, 1997, accompanying this Proxy Statement and Prospectus; (iii) Dean Witter World Wide's Prospectus dated July 28, 1997, which Prospectus forms a part of Post-Effective Amendment No. 16 to Dean Witter World Wide's Registration Statement on Form N-1A (File Nos. 2-85148; 811-3800); and (iv) Dean Witter World Wide's Annual Report for the fiscal year March 31, 1997 and its unaudited Semi-Annual Report for the six months ended September 30, 1997. The foregoing documents may be obtained without charge by calling (212) 392-2550 or (800) 526-3143.

    Dean Witter World Wide and Dean Witter Global Dividend are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Dean Witter World Wide and Dean Witter Global Dividend which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Dean Witter World Wide knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees

                                          Barry Fink,
                                          SECRETARY

March 12, 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 29th day of January, 1998, by and between DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES, a Massachusetts business trust ("Dean Witter Global Dividend") and DEAN WITTER WORLD WIDE INVESTMENT TRUST, a Massachusetts business trust ("Dean Witter World Wide").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dean Witter Global Dividend of substantially all of the assets of Dean Witter World Wide in exchange for the assumption by Dean Witter Global Dividend of all stated liabilities of Dean Witter World Wide and the issuance by Dean Witter Global Dividend of shares of beneficial interest, par value $0.01 per share (the "Dean Witter Global Dividend Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Dean Witter World Wide in liquidation of Dean Witter World Wide as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION AND LIQUIDATION OF DEAN WITTER WORLD WIDE

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Dean Witter World Wide agrees to assign, deliver and otherwise transfer the Dean Witter World Wide Assets (as defined in paragraph 1.2) to Dean Witter Global Dividend and Dean Witter Global Dividend Growth agrees in exchange therefor to assume all of Dean Witter World Wide's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Dean Witter World Wide the number of Dean Witter Global Dividend Growth Shares, including fractional Dean Witter Global Dividend Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Dean Witter World Wide Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Dean Witter World Wide, and any deferred or prepaid expenses shown as an asset on Dean Witter World Wide's books on the Valuation Date.

         (b) On or prior to the Valuation Date, Dean Witter World Wide will provide Dean Witter Global Dividend with a list of all of Dean Witter World Wide's assets to be assigned, delivered and otherwise transferred to Dean Witter Global Dividend and of the stated liabilities to be assumed by Dean Witter Global Dividend pursuant to this Agreement. Dean Witter World Wide reserves the right to sell any of the securities on such list but will not, without the prior approval of Dean Witter Global Dividend, acquire any additional securities other than securities of the type in which Dean Witter Global Dividend is permitted to invest and in amounts agreed to in writing by Dean Witter Global Dividend. Dean Witter Global Dividend will, within a reasonable time prior to the Valuation Date, furnish Dean Witter World Wide with a statement of Dean Witter Global Dividend's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dean Witter Global Dividend's investment objective, policies and restrictions. In the event that Dean Witter World Wide holds any investments that Dean Witter Global Dividend is not permitted to hold, Dean Witter World Wide will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Dean Witter World Wide and Dean Witter Global Dividend, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dean Witter Global Dividend with respect to such investments, Dean Witter World Wide if requested by Dean Witter Global Dividend will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Dean Witter World Wide will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dean Witter Global Dividend will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Dean Witter World Wide prepared by the Treasurer of Dean Witter World Wide as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         (b) On the Valuation Date, Dean Witter World Wide may establish a cash reserve, which shall not exceed 5% of Dean Witter World Wide's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Dean Witter World Wide and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for Dean Witter World Wide to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Dean Witter World Wide will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Dean Witter World Wide will distribute Dean Witter Global Dividend Shares received by Dean Witter World Wide pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Dean Witter World Wide Shareholders"). Each Dean Witter World Wide Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Dean Witter World Wide Shareholder. Accordingly, the Dean Witter Global Dividend Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter World Wide, respectively. Such distribution will be accomplished by an instruction, signed by Dean Witter World Wide's Secretary, to transfer Dean Witter Global Dividend Shares then credited to Dean Witter World Wide's account on the books of Dean Witter Global Dividend to open accounts on the books of Dean Witter Global Dividend in the names of the Dean Witter World Wide Shareholders and representing the respective pro rata number of Dean Witter Global Dividend Shares due such Dean Witter World Wide Shareholders. All issued and outstanding shares of Dean Witter World Wide simultaneously will be canceled on Dean Witter World Wide's books; however, share certificates representing interests in Dean Witter World Wide will represent a number of Dean Witter Global Dividend Shares after the Closing Date as determined in accordance with paragraph 2.3. Dean Witter Global Dividend will issue certificates representing Dean Witter Global Dividend Shares in connection with such exchange only upon the written request of a Dean Witter World Wide Shareholder.

    1.6 Ownership of Dean Witter Global Dividend Shares will be shown on the books of Dean Witter Global Dividend's transfer agent. Dean Witter Global Dividend Shares will be issued in the manner described in Dean Witter Global Dividend's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of Dean Witter Global Dividend Shares in a name other than the registered holder of Dean Witter Global Dividend Shares on Dean Witter World Wide's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dean Witter Global Dividend Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Dean Witter World Wide is and shall remain the responsibility of Dean Witter World Wide up to and including the date on which Dean Witter World Wide is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Dean Witter World Wide shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Dean Witter World Wide as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Dean Witter World Wide shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

    1.10 Copies of all books and records maintained on behalf of Dean Witter World Wide in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dean Witter Global Dividend or their designee and Dean Witter Global Dividend or its designee shall comply with applicable record retention requirements to which Dean Witter World Wide is subject under the 1940 Act.

2.  VALUATION

    2.1 The value of the Dean Witter World Wide Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Dean Witter World Wide of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dean Witter Global Dividend's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a Dean Witter Global Dividend Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dean Witter Global Dividend's then current Prospectus and Statement of Additional Information.

    2.3 The number of Dean Witter Global Dividend Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Dean Witter World Wide shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dean Witter Global Dividend (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Dean Witter World Wide shall not include the amount of the Cash Reserve.

    2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing Dean Witter Global Dividend. Dean Witter Global Dividend shall cause Services to deliver a copy of its valuation report at the Closing.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Dean Witter World Wide and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Chase Manhattan Bank (the "Custodian"), as custodian for Dean
Witter Global Dividend, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Dean Witter World Wide to the Custodian for the account of Dean Witter Global Dividend on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Chase Manhattan Bank, Custodian for Dean Witter Global Dividend Growth Securities."

    3.3   In the  event that  on  the Valuation  Date, (a)  the New  York  Stock
Exchange  shall be closed to  trading or trading thereon  shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dean Witter Global Dividend and Dean Witter World Wide, accurate appraisal of the value of the net assets of Dean Witter Global Dividend or the Dean Witter World Wide Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Dean Witter World Wide shall deliver to Dean Witter Global Dividend or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Dean Witter World Wide Shareholders and the number and percentage ownership of outstanding Dean Witter World Wide shares owned by each such Dean Witter World Wide Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Dean Witter World Wide Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dean Witter Global Dividend shall issue and deliver to such Secretary a confirmation evidencing delivery of Dean Witter Global Dividend Shares to be credited on the Closing Date to Dean Witter World Wide or provide evidence satisfactory to Dean Witter World Wide that such Dean Witter Global Dividend Shares have been credited to Dean Witter World Wide's account on the books of Dean Witter Global Dividend. At the
Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  COVENANTS OF DEAN WITTER GLOBAL DIVIDEND AND DEAN WITTER WORLD WIDE

    4.1 Except as otherwise expressly provided herein with respect to Dean Witter World Wide, Dean Witter Global Dividend and Dean Witter World Wide each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 Dean Witter Global Dividend will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dean Witter Global Dividend Shares ("Registration Statement"). Dean Witter World Wide will provide Dean Witter Global Dividend with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Dean Witter World Wide will further provide Dean Witter Global

Dividend with such other information and documents relating to Dean Witter Global Dividend as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Dean Witter World Wide will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Dean Witter World Wide will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dean Witter Global Dividend will furnish Dean Witter World Wide with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dean Witter Global Dividend as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Dean Witter World Wide will assist Dean Witter Global Dividend in obtaining such information as Dean Witter Global Dividend reasonably requests concerning the beneficial ownership of Dean Witter World Wide shares.

    4.5 Subject to the provisions of this Agreement, Dean Witter Global Dividend and Dean Witter World Wide will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 Dean Witter World Wide shall furnish or cause to be furnished to Dean Witter Global Dividend within 30 days after the Closing Date a statement of Dean Witter World Wide's assets and liabilities as of the Closing Date, which statement shall be certified by Dean Witter World Wide's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Dean Witter World Wide shall furnish Dean Witter Global Dividend, in such form as is reasonably satisfactory to Dean Witter Global Dividend, a statement certified by Dean Witter World Wide's Treasurer of Dean Witter World Wide's earnings and profits for Federal income tax purposes that will be carried over to Dean Witter Global Dividend pursuant to Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, Dean Witter World Wide (a) shall prepare and file all Federal and other tax returns and reports of Dean Witter World Wide required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 Dean Witter Global Dividend agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES

    5.1 Dean Witter Global Dividend represents and warrants to Dean Witter World Wide as follows:

         (a) Dean Witter Global Dividend is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Global Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Dean Witter Global Dividend have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dean Witter Global Dividend are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Global Dividend is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Global Dividend conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Global Dividend is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dean Witter Global Dividend's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Global Dividend is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Global Dividend or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Global Dividend knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 1997, of Dean Witter Global Dividend certified by Price Waterhouse LLP (copies of which have been furnished to Dean Witter World Wide), fairly present, in all materials respects, Dean Witter Global Dividend's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Dean Witter Global Dividend (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Dean Witter Global Dividend Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Global Dividend does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dean Witter Global Dividend, and this Agreement constitutes a valid and binding obligation of Dean Witter Global Dividend enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Global Dividend's performance of this Agreement;

         (j) Dean Witter Global Dividend Shares to be issued and delivered to Dean Witter World Wide, for the account of the Dean Witter World Wide Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dean Witter Global Dividend Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's current Prospectus incorporated by reference in the Registration Statement;

         (k) All material Federal and other tax returns and reports of Dean Witter Global Dividend required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Global Dividend's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Global Dividend has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Global Dividend to continue to meet the requirements of Subchapter M of the Code;

         (m) Since March 31, 1997 there has been no change by Dean Witter Global Dividend in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Dean Witter Global Dividend for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dean Witter Global Dividend) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2 Dean Witter World Wide represents and warrants to Dean Witter Global Dividend as follows:

         (a) Dean Witter World Wide is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Dean Witter World Wide have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Dean Witter World Wide are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter World Wide is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter World Wide conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter World Wide is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Dean Witter World Wide's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter World Wide is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter World Wide or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter World Wide knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Dean Witter World Wide for the year ended March 31, 1997, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Dean Witter Global Dividend) fairly present, in all material respects, Dean Witter World Wide's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Dean Witter World Wide (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Dean Witter World Wide has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Dean Witter World Wide are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter World Wide's current Prospectus incorporated by reference in the Registration Statement. Dean Witter World Wide does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dean Witter Global Dividend pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Dean Witter World Wide, and subject to the approval of Dean Witter World Wide's shareholders, this Agreement constitutes a valid and binding obligation of Dean Witter World Wide, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter World Wide's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Dean Witter World Wide required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter World Wide's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter World Wide has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter World Wide to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Dean Witter World Wide will have good and valid title to the Dean Witter World Wide Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Dean Witter World Wide which have not settled prior to the Closing
Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dean Witter Global Dividend will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Dean Witter World Wide's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dean Witter Global Dividend Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Dean Witter World Wide for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Dean Witter World Wide will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Dean Witter World Wide has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Dean Witter World Wide is not acquiring Dean Witter Global Dividend Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER WORLD WIDE

    The obligations of Dean Witter World Wide to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Global Dividend of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of Dean Witter Global Dividend contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Dean Witter Global Dividend shall have delivered to Dean Witter World Wide a certificate of its President and Treasurer, in a form reasonably satisfactory to Dean Witter World Wide and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Global Dividend made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter World Wide shall reasonably request;

    6.3 Dean Witter World Wide shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter
Global Dividend, dated as of the Closing Date, to the effect that:

         (a) Dean Witter Global Dividend is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Global Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Global Dividend and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter World Wide, is a valid and binding obligation of Dean Witter Global Dividend enforceable against Dean Witter Global Dividend in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dean Witter Global Dividend Shares to be issued to Dean Witter World Wide Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's Prospectus), and no shareholder of Dean Witter Global Dividend has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Global Dividend's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Global Dividend of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dean Witter Global Dividend's 12b-1 plan of distribution from those described in Dean Witter Global Dividend's Prospectus and Statement of Additional Information dated July 28, 1997.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL DIVIDEND

    The obligations of Dean Witter Global Dividend to complete the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter World Wide of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Dean Witter World Wide contained in this Agreement shall be true and correct in all material respects as
of  the   date  hereof   and,  except   as   they  may   be  affected   by   the
transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dean Witter Global Dividend and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter World Wide made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Global Dividend shall reasonably request;

    7.3 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend a statement of the Dean Witter World Wide Assets and its liabilities, together with a list of Dean Witter World Wide's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Dean Witter World Wide;

    7.4 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend within three business days after the Closing a letter from Price
Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Dean Witter World Wide for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Dean Witter World Wide for the periods covered thereby, (b) for the period from March 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all Federal, state and local tax liabilities for the period from March 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Dean Witter World Wide would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

    7.5 Dean Witter Global Dividend shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter World Wide, dated as of the Closing Date to the effect that:

         (a) Dean Witter World Wide is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter World Wide is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter World Wide and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Global Dividend, is a valid and binding obligation of Dean Witter World Wide enforceable against Dean Witter World Wide in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter World Wide's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter World Wide of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Dean Witter World Wide Assets shall include no assets that Dean Witter Global Dividend, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL DIVIDEND AND DEAN WITTER WORLD WIDE

    The obligations of Dean Witter World Wide and Dean Witter Global Dividend hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Dean Witter World Wide in accordance with the provisions of Dean Witter World Wide's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dean Witter Global Dividend;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission  and of  state  Blue Sky  and securities  authorities,  including
"no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dean Witter Global Dividend or Dean Witter World Wide to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dean Witter Global Dividend or Dean Witter World Wide;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 Dean Witter World Wide shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Dean Witter World Wide Shareholders all of Dean Witter World Wide's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Dean Witter Global Dividend and Dean Witter World Wide, which opinion may be relied upon by the shareholders of Dean Witter World Wide, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of substantially all of Dean Witter World Wide's assets in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of certain stated liabilities of Dean Witter World Wide followed by the distribution by Dean Witter World Wide of Dean Witter Global Dividend

Shares to the Dean Witter World Wide Shareholders in exchange for their Dean Witter World Wide shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter World Wide and Dean Witter Global Dividend will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Dean Witter Global Dividend upon the receipt of the assets of Dean Witter World Wide solely in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities of Dean Witter World Wide;

         (c) No gain or loss will be recognized by Dean Witter World Wide upon the transfer of the assets of Dean Witter World Wide to Dean Witter Global Dividend in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities or upon the distribution of Dean Witter Global Dividend Shares to the Dean Witter World Wide Shareholders in exchange for their Dean Witter World Wide shares;

         (d) No gain or loss will be recognized by the Dean Witter World Wide Shareholders upon the exchange of the Dean Witter World Wide shares for Dean Witter Global Dividend Shares;

         (e) The aggregate tax basis for Dean Witter Global Dividend Shares received by each Dean Witter World Wide Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Dean Witter World Wide Shares held by each such Dean Witter World Wide Shareholder immediately prior to the Reorganization;

         (f) The holding period of Dean Witter Global Dividend Shares to be received by each Dean Witter World Wide Shareholder will include the period during which the Dean Witter World Wide Shares surrendered in exchange therefor were held (provided such Dean Witter World Wide Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Dean Witter World Wide acquired by Dean Witter Global Dividend will be the same as the tax basis of such assets to Dean Witter World Wide immediately prior to the Reorganization; and

         (h) The holding period of the assets of Dean Witter World Wide in the hands of Dean Witter Global Dividend will include the period during which those assets were held by Dean Witter World Wide.

    Notwithstanding anything herein to the contrary, neither Dean Witter Global Dividend nor Dean Witter World Wide may waive the conditions set forth in this paragraph 8.6.

9.  FEES AND EXPENSES

    9.1 (a) Dean Witter InterCapital Inc. ("InterCapital"), the investment manager to both Dean Witter World Wide and Dean Witter Global Dividend, shall bear all expenses incurred in connection with the carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Dean Witter World Wide's or Dean Witter Global Dividend's being either unwilling or unable to go forward, each fund's only respective obligations hereunder shall be to reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred by InterCapital in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Dean Witter World Wide hereunder shall not survive the dissolution and complete liquidation of Dean Witter World Wide in accordance with Section 1.9.

11.  TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Dean Witter World Wide and Dean Witter Global Dividend;

         (b) by either Dean Witter Global Dividend or Dean Witter World Wide by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before August 31, 1998; or

         (c) by either Dean Witter Global Dividend or Dean Witter World Wide, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Dean Witter World Wide shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2  (a) Termination of this  Agreement pursuant to paragraphs 11.1 (a)  or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Global Dividend or Dean Witter World Wide, or the trustees or officers of Dean Witter Global Dividend or Dean Witter World Wide, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Global Dividend or Dean Witter World Wide, or the trustees or officers of Dean Witter Global Dividend or Dean Witter World Wide, except that any party in breach of this Agreement shall, upon demand, reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Dean Witter World Wide's shareholders called by Dean Witter World Wide pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Dean Witter Global Dividend Shares to be issued to the Dean Witter World Wide Shareholders under this Agreement to the detriment of such Dean Witter World Wide Shareholders without their further approval.

13.  MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of Dean Witter Global Dividend hereunder are solely those of Dean Witter Global Dividend. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Global Dividend shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter Global Dividend and signed by authorized officers of Dean Witter Global Dividend acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Dean Witter World Wide hereunder are solely those of Dean Witter World Wide. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter World Wide shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter World Wide and signed by authorized officers of Dean Witter World Wide acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                       DEAN WITTER WORLD WIDE INVESTMENT TRUST

                                       By:        /s/ Charles A. Fiumefreddo
                                         ---------------------------------------
                                         Name:  Charles A. Fiumefreddo

                                       Title:   President

                                       DEAN WITTER GLOBAL DIVIDEND GROWTH
                                       SECURITIES

                                       By:        /s/ Barry Fink
                                         ---------------------------------------
                                         Name:  Barry Fink

                                           Title:   Vice President

                                                                       EXHIBIT B

              PROSPECTUS
              JULY 28, 1997

              Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of the Fund held prior to July 28, 1997 have been designated Class B shares. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/7
Investment Objective and Policies/7
  Risk Considerations and Investment Practices/8
Investment Restrictions/15
Purchase of Fund Shares/15
Shareholder Services/26
Redemptions and Repurchases/29
Dividends, Distributions and Taxes/30
Performance Information/31
Additional Information/32

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter Global Dividend
    Growth Securities
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, diversified management investment company. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest with $0.01 par value (see page 32). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 15-26).
----------------------------------------------------------------------------------------------------------------------
Minimum           The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase          EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean
                  Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean
                  Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is
                  $100 (see page 15).
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to provide reasonable current income and long-term growth of
Objective         income and capital.
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-
Manager           owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $96.6 billion at June 30, 1997 (see page 7).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 0.75% of daily net assets,
Fee               scaled down on assets over $3.5 billion. This fee is higher than that paid by most other investment companies (see page 7.)
----------------------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant
and               to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution
Distribution      fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire
Fee               12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
                  The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 15 and 24).
----------------------------------------------------------------------------------------------------------------------
Alternative       Four classes of shares are offered:
Purchase
Arrangements      - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                  Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 15, 19 and 24).

--------------------------------------------------------------------------------

                  - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class
                  B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May,
                  2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 15, 21 and 24).

                  - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                  Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 15, 23 and 24).

                  - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 15 and 24).
----------------------------------------------------------------------------------------------------------------------
Dividends         Dividends from net investment income are paid quarterly. Capital gains, if any, are distributed at
and               least annually. The Fund may, however, determine to retain all or part of any net long-term capital
Capital Gains     gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a
Distributions     Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 26 and 30).
----------------------------------------------------------------------------------------------------------------------
Redemption        Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                  Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 29).
----------------------------------------------------------------------------------------------------------------------
Risks             The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. It should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may invest a portion of its assets in lower rated or unrated convertible securities. Dividends payable by the Fund will vary in relation to the amounts of dividends and interest earned on portfolio securities (see pages 8-14).
----------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
        IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended March 31, 1997.

                                                                       CLASS A      CLASS B      CLASS C      CLASS D
                                                                     -----------  -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price)...................................................        5.25%(1)       None       None         None
Sales Charge Imposed on Dividend Reinvestments.....................        None         None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds)...................        None(2)       5.00%(3)       1.00%(4)       None
Redemption Fees....................................................        None         None         None         None
Exchange Fee.......................................................        None         None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
-------------------------------------------------------------------
Management Fees....................................................        0.72%        0.72%        0.72%        0.72%
12b-1 Fees (5) (6).................................................        0.25%        0.84%        1.00%        None
Other Expenses.....................................................        0.19%        0.19%        0.19%        0.19%
Total Fund Operating Expenses (7)..................................        1.16%        1.75%        1.91%        0.91%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12B-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12B-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12B-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12B-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12B-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").

(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12B-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                                                              1 YEAR       3 YEARS      5 YEARS
----------------------------------------------------------------------------------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
    Class A.......................................................................   $      64    $      87    $     113
    Class B.......................................................................   $      68    $      85    $     115
    Class C.......................................................................   $      29    $      60    $     103
    Class D.......................................................................   $       9    $      29    $      50

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................   $      64    $      87    $     113
    Class B.......................................................................   $      18    $      55    $      95
    Class C.......................................................................   $      19    $      60    $     103
    Class D.......................................................................   $       9    $      29    $      50

EXAMPLES                                                                             10 YEARS
----------------------------------------------------------------------------------  -----------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
    Class A.......................................................................   $     186
    Class B.......................................................................   $     206
    Class C.......................................................................   $     223
    Class D.......................................................................   $     112
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................   $     186
    Class B.......................................................................   $     206
    Class C.......................................................................   $     223
    Class D.......................................................................   $     112

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares.

                                                                      FOR THE
                                                                       PERIOD
                                                                      JUNE 30,
                                                                       1993*
                                      FOR THE YEAR ENDED MARCH 31,    THROUGH
                                     ------------------------------    MARCH
                                       1997       1996       1995     31, 1994
                                     --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $  12.86   $  11.41   $  10.81   $ 10.00
                                     --------   --------   --------   --------
  Net investment income............      0.12       0.13       0.14      0.05
  Net realized and unrealized
   gain............................      1.44       1.96       0.88      0.84
                                     --------   --------   --------   --------
  Total from investment
   operations......................      1.56       2.09       1.02      0.89
                                     --------   --------   --------   --------
  Less dividends and distributions
   from:
    Net investment income..........     (0.13)     (0.15)     (0.14)    (0.05)
    Net realized gain..............     (0.99)     (0.49)     (0.28)    (0.03)
                                     --------   --------   --------   --------
  Total dividends and
   distributions...................     (1.12)     (0.64)     (0.42)    (0.08)
                                     --------   --------   --------   --------
  Net asset value, end of period...  $  13.30   $  12.86   $  11.41   $ 10.81
                                     --------   --------   --------   --------
                                     --------   --------   --------   --------
TOTAL INVESTMENT RETURN+...........    12.58%     18.77%      9.60%   8.89%(1)
  Ratios to average net assets:
    Expenses.......................     1.75%      1.85%      1.97%   2.03%(2)
    Net investment income..........     0.93%      1.05%      1.22%   0.66%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   millions........................    $3,038     $2,434     $1,854     $1,121
  Portfolio turnover rate..........       40%        40%        32%     21%(1)
  Average commission rate paid.....   $0.0289    $0.0311         --        --

---------------
* COMMENCEMENT OF OPERATIONS.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on January 12, 1993.

    Dean Witter InterCapital, Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services to the Fund.

    The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets, scaled down at various asset levels to 0.65% on assets over $3.5 billion. This fee is higher than that paid by most other investment companies.

    For the fiscal year ended March 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.72% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.75% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide reasonable current income and long-term growth of income and capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund seeks to achieve its investment objective primarily through investments in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

    The Fund will invest at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries around the world. The Fund's investment portfolio will also be invested in at least three separate countries.

    The Fund will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies located throughout the world. The Investment Manager will seek those companies which have, in its opinion, a strong record of earnings. The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.

    Up to 35% of the value of the Fund's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the Fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest and, thus, all or some of such securities may be below investment grade.

    The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the Fund is subsequently downgraded below investment grade by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%.

    Notwithstanding the Fund's investment objective of seeking reasonable current income and long-term growth of income and capital, the Fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; zero coupon securities; money market instruments; and commercial paper.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    LOWER RATED CONVERTIBLE SECURITIES. A portion of the convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. Convertible securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated convertible securities, while con-vertible securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in convertible securities that are in default in payment of principal or interest. The ratings of convertible securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated securities is more problematical than that of issuers of higher-rated securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality securities. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

    Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a convertible security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated.) As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), and other broker-dealer affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    The Fund is managed within InterCapital's Growth and Income Group, which manages 22 equity funds and fund portfolios, with approximately $27.4 billion in assets at June 30, 1997. Paul D. Vance, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since its inception. Mr. Vance has been managing portfolios comprised of equity securities at InterCapital for over five years.

    Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Dividend Growth Securities, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation in the form of trips to educational and/or business seminars and merchandise as special sales incentives. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."
    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."
    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:
    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                         CONVERSION
  CLASS     SALES CHARGE    12B-1 FEE      FEATURE
    A      Maximum 5.25%        0.25%        No
           initial sales
           charge reduced
           for purchases
           of $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
    B      Maximum 5.0%         1.0%    B shares
           CDSC during the              convert to A
           first year                   shares
           decreasing to 0              automatically
           after six years              after
                                        approximately
                                        ten years
    C      1.0% CDSC            1.0%         No
           during first
           year
    D           None           None          No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applica-ble to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended March 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $22,941,076, which amount is equal to 0.84% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $69,361,411 at March 31, 1997, which was equal to 2.28% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and

(2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Funds), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The
With-
drawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-

Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR and other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon redemption by either the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies, as discussed below. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign taxes in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one year, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
Global Dividend Growth Securities
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Paul D. Vance
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
GLOBAL DIVIDEND
GROWTH SECURITIES

                               [PHOTO]
                                                     PROSPECTUS -- JULY 28, 1997

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998

       The undersigned shareholder of Dean Witter World Wide Investment Trust does hereby appoint BARRY FINK, ROBERT M. SCANLAN and JOSEPH MCALINDEN and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Dean Witter World Wide Investment Trust to be held on May 21, 1998, in Conference Room A, 44th Floor, Two World Trade Center, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK BOXES IN BLACK OR BLUE INK

The Proposal:
                             FOR   AGAINST ABSTAIN
Approval of the Agreement and
Plan of
Reorganization, dated as of
January 29, 1998,
pursuant to which substantially
all of the assets
                            / / / / / /
of Dean Witter World Wide Investment Trust would be combined with those of Dean Witter Global Dividend Growth Securities and shareholders of Dean Witter World Wide Investment Trust would become shareholders of Dean Witter Global Dividend Growth Securities

receiving shares in Dean Witter Global Dividend Growth Securities with a value equal to the value of their holdings in Dean Witter World Wide Investment Trust.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                                          Date

      ------------------------------------------------------------------------

                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          -----------------------
                                                          Shareholder sign in
                                          the box above
                                          -----------------------
                                                        Co-Owner (if any) sign
                                          in the box above

--------------------------------------------------------------------------------

                    --    PLEASE DETACH AT PERFORATION   - -

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.

PRX00042 - PRX00364 - PRX00365 - PRX00366